Exhibit 99.1

Eightco Holdings (NASDAQ: ORBS) Reports Total Holdings of Approximately $386 Million, Includes OpenAI, Beast Industries, More Than 16,000 ETH and Over 283 Million WLD Tokens

Eightco treasury composition as of July 1, 2026: $90M OpenAI equity (indirect), $18M Beast Industries equity, 16,278 ETH, 283 million WLD holdings, and $149M cash and equivalents, totaling approximately $386 million

Worldcoin token (WLD) now listed on Robinhood (NASDAQ: HOOD), expanding access to millions

OpenAI recently announced that it submitted a confidential S-1, setting itself up for an initial public offering

World offers a solution to the ‘double human’ problem in a world proliferating with deepfakes

Eightco provides indirect exposure to some of the most innovative private companies including OpenAI and Beast Industries

EASTON, Pa., July 2, 2026 /PRNewswire/ Eightco Holdings Inc. (NASDAQ: ORBS) (“Eightco” or the “Company”) today provided an update on its total holdings, highlighting its position across digital assets and strategic investments in leading private technology companies.

As of July 1, 2026, at 4:00 p.m. ET, ORBS’ holdings include a $90 million investment (indirectly, through SPVs) in OpenAI, an $18 million funded investment in Beast Industries, a $1 million investment in Mythical Games, 283,452,700 Worldcoin (WLD) at $0.36 per WLD (per Coinbase), 16,278 Ethereum (ETH), and approximately $149 million in total cash and stablecoins, for total holdings of approximately $386 million.

Top Headlines Driving the News:

ORBS management believes the Company’s treasury portfolio holds some of the most critical components for the future AI and digital financial system. This week’s top headlines include:

●	On June 30, it was announced that the U.S. lifted its ban on Anthropic’s powerful Fable 5 AI model. The temporary ban on Anthropic’s most advanced models signals a shift from a hands-off regulatory approach as AI systems become powerful enough to warrant greater government oversight (CNBC).

●	On July 1, it was announced that Meta plans to build a cloud business to sell AI computing power, with a potential plan to sell access to various AI models that are hosted on Meta’s existing AI infrastructure (Bloomberg).

●	According to a survey of U.S. adults, an estimated 15 million people in the U.S. were scammed out of money, with 12% of successful scams involving AI or deepfakes (NBC).

“The AI revolution is moving beyond breakthrough models to a larger global ecosystem of infrastructure, compute, applications, and capital formation,” said Thomas “Tom” Lee, Board Member of Eightco. “As AI capabilities expand and as AI industry attracts more capital, critical decisions are being made by human leaders, such as the team at OpenAI. This reflects the central role of human decisions play in our future and the importance of ‘proof of human’ to distinguish between signal and noise from machines versus those from humans.”

ORBS Holdings & Key Metrics

As of July 1, 2026

$149M
Cash & Equivalents

Cash on Hand
Stablecoins & fiat

$90M
OpenAI Equity

Pre-IPO equity exposure
Held indirectly via SPV

283M
WLD Holdings

~8.1% of circulating supply
World Network token

$18M
Beast Industries

$18M Series C equity position
Creator-led media company

16K
ETH Holdings

Treasury reserve asset
Portfolio diversification

18M
Unique Verifications

Orb-verified humans
160+ countries

Source: Eightco Holdings, world.org, Coinbase

NASDAQ: ORBS

The ORBS Portfolio Thesis

One ticker. Three mega-trends reshaping the global economy.

AI Foundation

OpenAI

ORBS has indirect exposure to OpenAI pre-IPO equity through investments in SPVs. OpenAI develops foundational AI

Proof of Human

$WLD tokens

As AI-generated content scales, verifying human identity becomes critical infrastructure. World is building a

Creator Economy

Beast Industries

Beast Industries represents the emergence of creator-led enterprise — converting massive digital

Eightco: Exposure to key mega-trends

Eightco is built around three mega-trends the Company expects to shape the next decade of innovation: artificial intelligence, digital identity, and the creator economy, with positions in each trend through indirect investment in OpenAI (23% of ORBS’ treasury holdings), Worldcoin (27%), and Beast Industries (5%).

Artificial Intelligence — OpenAI

Eightco has invested approximately $90 million in special purpose vehicles with exposure to equity interests in the parent company of OpenAI, representing approximately 23% of treasury assets, one of the highest disclosed concentrations of any listed vehicle.

ChatGPT, OpenAI’s consumer app, is the #1 consumer AI app worldwide (Sensor Tower) and crossed 900 million weekly active users in February 2026, making it the fastest-scaling consumer technology in history (UBS via Reuters).

Digital Identity — WLD Token

Eightco holds over 283 million WLD, approximately 8.1% of circulating supply, the largest publicly disclosed institutional position globally and approximately 27% of the Eightco treasury’s assets.

Worldcoin is the native token of World, a global Proof of Human network built by Tools for Humanity (co-founded by Sam Altman and Alex Blania) and stewarded by the World Foundation. Its Orb devices issue a privacy-preserving World ID that verifies a user is a unique human, not an AI agent.

Under World’s announced business model, applications pay per-verification fees while end-user verification remains free, with both credential issuers and the World protocol monetizing verified-human authentication. World identifies a $6.35 trillion combined addressable revenue opportunity across 13 industries spanning banking, e-commerce, gaming, social media, and agentic AI (per Tools for Humanity).

Creator Economy — Beast Industries

Eightco has invested $18 million in Beast Industries equity, approximately 5% of treasury assets.

Beast Industries operates one of the largest direct-to-consumer reach footprints in the world, with a combined 500 million-plus follower base across platforms, anchored by MrBeast as the most-watched person on YouTube globally. As AI commoditizes content production, distribution and audience trust become increasingly scarce assets.

About Eightco Holdings Inc.

Eightco Holdings Inc. (NASDAQ: ORBS) is a publicly traded company executing a first-of-its-kind Worldcoin (WLD) treasury strategy, providing investors single-ticker indirect exposure to three of the defining trends of this cycle: artificial intelligence through its indirect investment in OpenAI, digital identity through its position as the largest public holder of WLD and the Proof of Human protocol, and the creator economy through its equity stake in MrBeast’s Beast Industries. Backed by leading institutional investors including Bitmine Immersion Technologies Inc. (NYSE: BMNR), MOZAYYX, World Foundation, CoinFund, Discovery Capital Management, FalconX, Payward/Kraken, Pantera, and GSR, Eightco is building the infrastructure layer for human verification in the agentic AI era.

For more information:

X: @iamhuman_orbs

Website: 8co.holdings

Frequently Asked Questions

What is ORBS stock?

Eightco Holdings Inc. (NASDAQ: ORBS) is a publicly traded company on Nasdaq. ORBS provides indirect exposure to: OpenAI and Beast Industries.

Who owns the most Worldcoin (WLD)?

Eightco Holdings (NASDAQ: ORBS) holds 283 million WLD, approximately 8.1% of circulating supply and the largest publicly disclosed institutional position globally.

What is Proof of Human?

Proof of Human is cryptographic verification that a user is a unique, living person, not a bot or AI agent. It is foundational infrastructure for social networks, banking, agentic commerce, and any system requiring “one person, one account” in the agentic AI era.

How does Eightco (ORBS) relate to Proof of Human?

Eightco Holdings (NASDAQ: ORBS) is the largest publicly disclosed institutional holder of Worldcoin (WLD), the token powering World’s Proof of Human network.

Who is the CEO of Eightco Holdings?

Kevin O’Donnell is the CEO of Eightco Holdings (NASDAQ: ORBS). The Company’s Board includes Tom Lee (Managing Partner and Head of Research at Fundstrat, and Chairman of Bitmine Immersion Technologies (NYSE: BMNR)) and, as an advisor to the Board, Brett Winton (Chief Futurist at ARK Invest).

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward-looking, including, without limitation, statements regarding: the Company’s expectations that artificial intelligence, digital identity, and the creator economy will shape the next decade of innovation; the Company’s belief that its treasury portfolio holds some of the most critical components for the future AI and digital financial system; the belief that expanded liquidity of WLD improves the utility of the WLD token; statements regarding the potential for an initial public offering of OpenAI following its submission of a confidential S-1; statements that Proof-of-Human verification provides foundational infrastructure for social networks, banking, agentic commerce, and any system requiring “one person, one account” in the agentic AI era; statements that World offers a solution to the “double human” problem in a world proliferating with deepfakes; statements regarding World’s addressable revenue opportunity of $6.35 trillion across industries spanning banking, e-commerce, gaming, social media, and agentic AI; statements regarding the Company’s position as the largest publicly disclosed institutional holder of WLD globally; statements that distribution and audience trust become increasingly scarce assets as AI commoditizes content production; and statements regarding the Company building the infrastructure layer for human verification in the agentic AI era. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop,” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s inability to direct the management or operations of private businesses where the Company is not a controlling stockholder, including OpenAI and Beast Industries; risk of loss or markdown on the Company’s strategic investments, including its indirect position in OpenAI equity (held through special purpose vehicles), its position in WLD, and its position in Beast Industries equity; the Company’s ability to maintain compliance with Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce the Company’s capital resources or otherwise delay capital deployment; inability to raise adequate capital to fund or scale its business operations or strategic investments; volatility in digital asset prices, including WLD and ETH, which could materially affect the value of the Company’s treasury holdings; regulatory changes, future legislation and rulemaking negatively impacting digital assets, artificial intelligence adoption, or biometric data collection; risks related to the development, adoption, and market acceptance of Proof-of-Human technology and the World network; uncertainty regarding the pace and trajectory of agentic AI deployment in enterprise and consumer applications; uncertainty regarding OpenAI’s product roadmap, business model developments, and the timing or success of any IPO; risks related to Beast Industries’ ability to achieve its growth projections; competition in the digital identity and AI infrastructure markets; reliance on third-party sources for the valuation of certain investments; uncertainty regarding MrBeast’s continued success and the performance of Beast Industries’ creator-driven business model; risks related to the Company’s concentrated positions in certain digital assets and private company investments; and shifting public and governmental positions on digital assets or artificial intelligence-related industries. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in the forward-looking statements herein, see Eightco’s filings with the Securities and Exchange Commission (the “SEC”), including the risk factors and other disclosures in its Annual Report on Form 10-K filed with the SEC on April 15, 2026 and other publicly available SEC filings. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

SOURCE Eightco Holdings (NASDAQ: ORBS)

MEDIA CONTACT:

Marcy Simon

Marcy@agentofchange.com

+1 917 833 3392